Exhibit 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the quarterly report of Terex Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ronald M. DeFeo, Chairman, President and Chief Executive Officer of the Company, and Phillip C. Widman, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Ronald M. DeFeo
                                                 Ronald M. DeFeo
                                                 Chairman, President and
                                                 Chief Executive Officer
                                                 Terex Corporation

                                                 November 13, 2003



                                                 /s/ Phillip C. Widman
                                                 Phillip C. Widman
                                                 Senior Vice President and
                                                 Chief Financial Officer

                                                 November 13, 2003






A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Terex Corporation and will be retained by Terex Corporation and furnished to the Securities and Exchange Commission or its staff upon request.